~ 1 ~ List of Subsidiaries As of December 31, 2022, the following were subsidiary undertakings of the Group: Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Management Company UK Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Operations UK Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Operation Camden, Ltd. United Kingdom 90.00 % Selina Operation Camden, Ltd. is a 90% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations UK, Ltd.’s share capital; and (2) Selina Operations UK, Ltd. owns 90% of the share capital of Selina Operation Camden, Ltd. represented by 135 Ordinary Shares. 102 Fulham Palace Road London W6 9PL. Selina Operation Brighton, Ltd. United Kingdom 90.00 % Selina Operation Brighton, Ltd. is a 90% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations UK, Ltd.’s share capital; and (2) Selina Operations UK, Ltd. owns 90% of the share capital of Selina Operation Brighton, Ltd., represented by 135 Ordinary Shares. 102 Fulham Palace Road London W6 9PL. Selina Operation Midlands, Ltd United Kingdom 99.01 % Selina Operation Midlands, Ltd. is a 99.01% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations UK, Ltd.’s outstanding stock; and (2) Selina Operations UK, Ltd. owns 99.1% of the outstanding stock of Selina Operation Midlands, Ltd. Third-party owns 0.99% of the of the outstanding stock of Selina Operation Midlands, Ltd (via B ordinary shares) and Selina Operations UK, Ltd. owns 99.01% of the outstanding stock of Selina Operation Midlands, Ltd (via A ordinary shares). Selina Operations UK, Ltd owns 100% of the voting shares in Selina Operation Midlands, Ltd. Third party's B ordinary shares have a distribution preference. 102 Fulham Palace Road London W6 9PL. Selina RY Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Operations Bath Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Operation Holborn Ltd (formerly Selina UK Real Estate Ltd.) United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Loyalty Management Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Ventures Holding Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Wheel Ventures Limited United Kingdom 100.00 % The ownership interest in Selina Wheel Ventures Limited comprises partnership interests. Selina Ventures Holding Ltd is contractually obligated to transfer part of its shares so that its final ownership will be equal to 45%. 102 Fulham Palace Road London W6 9PL. Global Demandco Limited United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina International Music Summits Ltd. United Kingdom 100.00 % Not applicable 102 Fulham Palace Road London W6 9PL. Selina Sound Ventures GP Limited Jersey Channel Islands 100.00 % The ownership interest in Selina Sound Ventures GP Limited and Pirate Venture LP comprises partnership interests. Pirate Studios Limited is a 3.50% owned investment of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns 100% of Pirate Venture LP’s (Jersey Island) limited partnership rights as the sole limited partner thereof; (2) Selina Holding Company UK Societas owns 100% of Seliana Venture Holdings Ltd. outstanding equity stock, (3) Selina Ventures Holding Ltd. also owns 100% of the outstanding stock of Selina Sound Ventures GP Limited (Jersey Island) which is the general partner of Pirate Ventures LP; and (4) Selina Sound Ventures Ltd. acting on behalf of Pirate Venture LP as the general partner thereof, holds 3.50% of Pirate Studios Limited outstanding stock represented in 3,221 preferred B1 shares. 3rd Floor, Liberation House, Castle Street, St Helier, Jersey JE1 1BL Pirate Venture LP Jersey Channel Islands 100.00 % Not applicable 3rd Floor, Liberation House, Castle Street, St Helier, Jersey JE1 1BL Seli-Na Operations II Pt, Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Porto, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Ericeira, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal

~ 2 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Seli-Na Operation Palacio, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Vila Nova, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Lisboa RF, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Geres PT, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Arabic Building, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Peniche, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Operation Sintra, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Seli-Na Portugal Real Estate, Unipessoal Lda. Portugal 100.00 % Not applicable Beco Carrasco nº1, 1200-096 Lisboa, Portugal Selina Operation Hellas S.A. Greece 100.00 % Not applicable 18 Theatrou Square, Athens, Greece Selina Operation Theatrou Single Member, S.A. Greece 100.00 % Not applicable 18 Theatrou Square, Athens, Greece Selina Operation Makrinitsa Single Member, S.A. Greece 100.00 % Not applicable 18 Theatrou Square, Athens, Greece Selina Athens Real Estate, S.A. Greece 100.00 % Not applicable 18 Theatrou Square, Athens, Greece Selina Operation Evoia Single Member, S.A. Greece 100.00 % Not applicable 18 Theatrou Square, Athens, Greece Selina Real Estate Single Member Private Company Greece 100.00 % Not applicable 18 Theatrou Square, Athens, Greece Selina Operations AUT GmbH Austria 100.00 % Not applicable Schottenring 14 1010 Vienna Austria Selina Operation Bad Gastein GmbH Austria 100.00 % Not applicable Schottenring 14 1010 Vienna Austria Selina Holding Australia Pty, Ltd. Australia 100.00 % Not applicable Level 25, 100 Miller Street, North Sydney NSW 2060 Selina Operations Australia Pty, Ltd. Australia 100.00 % Not applicable Level 25, 100 Miller Street, North Sydney NSW 2060 Selina Operation St. Kilda Pty, Ltd. Australia 100.00 % Not applicable Level 25, 100 Miller Street, North Sydney NSW 2060 Selina Operation Brisbane Pty, Ltd. Australia 100.00 % Not applicable Level 25, 100 Miller Street, North Sydney NSW 2060 Selina Operation Magnetic Island Pty Ltd. Australia 100.00 % Not applicable Level 25, 100 Miller Street, North Sydney NSW 2060 Selina Global Services Spain SL Spain 100.00 % Not applicable Calle Eloy Gonzalo, 27, 28010, Madrid, España Selina Operations Spain SL Spain 100.00 % Not applicable Madrid 28008, Calle Princesa, No 24, 4 P Selina Operation Granada SL Spain 100.00 % Not applicable Madrid 28008, Calle Princesa, No 24, 4 P Selina Operations Hungary Kft Hungary 100.00 % Not applicable 1072 Budapest, Rákóczi utca 42, Hungary Selina Danube Real Estate Kft Hungary 100.00 % Not applicable 1072 Budapest, Rákóczi utca 42, Hungary Selina Operation Poland Spółka Z Ograniczoną Odpowiedzialnoscią Poland 100.00 % Not applicable Grzybowska 2/29, Warsaw, Poland Selina Operations Germany GmbH Germany 100.00 % Not applicable Konstanzer Straße 1, 10707 Berlin, Germany Selina DE GmbH Germany 100.00 % Not applicable Konstanzer Straße 1, 10707 Berlin, Germany Selina Berlin GmbH & Co KG Germany 100.00 % Not applicable Konstanzer Straße 1, 10707 Berlin, Germany S1 Berlin Mitte GmbH & Co KG Germany 100.00 % Not applicable Konstanzer Straße 1, 10707 Berlin, Germany

~ 3 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Konstanzer Str GmbH and Co KG Germany 100.00 % Not applicable Konstanzer Straße 1, 10707 Berlin, Germany Selina RE GmbH Germany 100.00 % Not applicable Konstanzer Straße 1, 10707 Berlin, Germany Selina Services Israel Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Israel Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Neve Tzedek Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Sea Of Galilee Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Beit Oren Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Ramon Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Jerusalem Mountains Ltd Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Real Estate Holding, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Capsule Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Metula Ltd, Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Almog Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Adama Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Negev Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Arava Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Yarden Harari Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Operation Hayarkon Ltd. Israel 100.00 % Not applicable 12 Haachim Mesalvita St., Tel Aviv, Israel Selina Panama Real Estate, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama SPV 1 Panama RE, S.A. Panama 85.00 % SPV 1 Panama RE, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; and (4) Selina Operations Panama Two, S.A. owns 100% of SPV 1 Panama RE, S.A.'s outstanding stock. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation One (1), S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operations Panama, S.A. Panama 76.925 % Selina Operations Panama, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A..’s outstanding stock and (3) PCN Operations S.A. owns 90.5% of Selina Operations Panama S.A.’s outstanding stock represented in 1510 Class A shares. The ownership interest in Selina Operations Panama, S.A. comprises Class A Shares. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operations Panama Two S.A. Panama 85.00 % Selina Operations Panama Two, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; and (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama

~ 4 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation Red Frog, S.A. Panama 76.925 % Selina Operation Red Frog, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.’s outstanding stock; (3) PCN Operations, S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Selina Operation Red Frog, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operations Bocas Del Toro, S.A. Panama 76.925 % Selina Operations Bocas Del Toro, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations S.A.’s outstanding stock; (3) PCN Operations, S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Selina Operations Bocas Del Toro, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Pedasi, S.A. Panama 76.925 % Selina Pedasi, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations S.A.’s outstanding stock; (3) PCN Operations, S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Selina Pedasi, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Management Panama, S.A. Panama 100.00 % Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Explore Panama, S.A. Panama 76.925 % Selina Explore Panama, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations S.A.’s outstanding stock; (3) PCN Operations S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Selina Explore Panama, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Corriente Del Sur Investment, S.A. Panama 76.925 % Corriente Del Sur Investment, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations S.A.’s outstanding stock; (3) PCN Operations S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Corriente Del Sur Investment, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Venao, S.A. Panama 76.925 % Selina Operation Venao, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations S.A.’s outstanding stock; (3) PCN Operations S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Selina Operation Venao, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Bola De Oro, S.A. Panama 76.925 % Selina Operation Bola De Oro, S.A. is a 76.925% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.’s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations S.A.’s outstanding stock; (3) PCN Operations S.A. owns 90.5% of Selina Operations Panama, S.A.’s outstanding stock; and (4) Selina Operations Panama, S.A. owns 100% of the outstanding stock of Selina Operation Bola De Oro, S.A. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Riopac, S.A. Panama 85.00 % Selina Operation RioPac, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; and (4) Selina Operations Panama Two, S.A. owns 100% of Selina Operation RioPac, S.A.'s outstanding stock. Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operations Panama III, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama

~ 5 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation El Valle, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Boquete, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Venao Tipi, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operation Santa Catalina, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Hospitality Academy, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama RY Management, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Rev-Share Col, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operations Argentina, S.R.L. Argentina 100.00 % Not applicable Zabala 2465, 6th Floor, Apt. A, Buenos Aires, Argentina Selina Operation Bariloche, S.R.L. Argentina 100.00 % Not applicable Zabala 2465, 6th Floor, Apt. A, Buenos Aires, Argentina Hostech, S.A. Argentina 100.00 % Not applicable Zabala 2465, 6th Floor, Apt. A, Buenos Aires, Argentina Selina Operations Mendoza, S.A.S Argentina 100.00 % Not applicable Zabala 2465, 6th Floor, Apt. A, Buenos Aires, Argentina Selina Holding Operations Argentina, S.A. Argentina 100.00 % Not applicable Zabala 2465, 6th Floor, Apt. A, Buenos Aires, Argentina Selina Argentina Real Estate, S.A. Argentina 100.00 % Not applicable Zabala 2465, 6th Floor, Apt. A, Buenos Aires, Argentina Selina Hospitality Bolivia, S.R.L. Bolivia 100.00 % Not applicable La Paz, Ave. 20 de Octubre y Aspiazu No. 2080, Zona Sopocachi, Bolivia Selina Operation La Paz, S.R.L. Bolivia 100.00 % Not applicable La Paz, Ave. 20 de Octubre y Aspiazu No. 2080, Zona Sopocachi, Bolivia Selina Explore Bolivia, S.R.L. Bolivia 100.00 % Not applicable La Paz, Ave. 20 de Octubre y Aspiazu No. 2080, Zona Sopocachi, Bolivia Selina Brazil Hospitalidade, S.A Brazil 100.00 % Not applicable Rua Aspicuelta, Numero 237, CEP 05.433-010 Vila Madalena, Sao Paulo, Brasil Selina Operation Hospedagem Eireli Brazil 100.00 % Not applicable Rua Aspicuelta, Numero 237, CEP 05.433-010 Vila Madalena, Sao Paulo, Brasil Selina Brazil Turismo, Ltda. Brazil 100.00 % Not applicable Rua Aspicuelta, Numero 237, CEP 05.433-010 Vila Madalena, Sao Paulo, Brasil Selina Operations Chile, SpA Chile 100.00 % Not applicable Santiago, Chile Selina Explore Chile, SpA Chile 100.00 % Not applicable Santiago, Chile Selina Operation Pucon, SpA Chile 100.00 % Not applicable Santiago, Chile Selina Operation Providencia, SpA Chile 100.00 % Not applicable Santiago, Chile Selina Chile Real Estate SpA Chile 100.00 % Not applicable Santiago, Chile Selina Real Estate Holding Costa Rica, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina San Jose City Real Estate, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal

~ 6 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Playa Jaco Real Estate, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina La Fortuna Real Estate, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Puerto Viejo Real Estate, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Miramar Vistas Real Estate, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Tamarindo Beach Real Estate, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Santa Teresa Re Dos, S.A. Costa Rica 30 % Selina Santa Teresa RE Dos, S.A. is a 30% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Real Estate Holding, S.A.’s outstanding stock; (2) Selina Real Estate Holding S.A. owns 100% of Selina Real Estate Holding Costa Rica, S.A.’s outstanding stock; and (4) Selina Real Estate Holding Costa Rica, S.A. owns 30% of the outstanding stock of Selina Santa Teresa RE Dos, S.A. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Jaco Assets, S.A. Costa Rica 100.00 % Not applicable San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Costa Rica, S.A. Costa Rica 85.00 % Selina Operation Costa Rica, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; and (3) PCN Operations, S.A. owns 100% of Selina Operation Costa Rica, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Santa Teresa, S.A. Costa Rica 85.00 % Selina Operation Santa Teresa, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Santa Teresa, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation San Jose City, S.A. Costa Rica 85.00 % Selina Operation San Jose City, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation San Jose City, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Miramar Vistas, S.A. Costa Rica 85.00 % Selina Operation Miramar Vistas, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Miramar Vistas, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal

~ 7 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation Playa Jaco, S.A. Costa Rica 85.00 % Selina Operation Playa Jaco, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Playa Jaco, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation La Fortuna, S.A. Costa Rica 85.00 % Selina Operation La Fortuna, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation La Fortuna, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Puerto Viejo, S.A. Costa Rica 85.00 % Selina Operation Puerto Viejo, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Puerto Viejo, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Tamarindo Beach, S.A. Costa Rica 85.00 % Selina Operation Tamarindo Beach, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Tamarindo Beach, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Restaurante Gato Negro, S.A. Costa Rica 85.00 % Restaurante Gato Negro, S.A. is a 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Restaurante Gato Negro S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Hotel Casitas Eclipse, S.A. Costa Rica 85.00 % Hotel Casitas Eclipse, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Hotel Casitas Eclipse S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Explore Costa Rica Ltd Costa Rica 85.00 % Selina Explore Costa Rica, Ltd. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Explore Costa Rica Ltd's outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Nosara Sunsets, S.A. Costa Rica 85.00 % Selina Operation Nosara Sunsets S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Nosara Sunsets, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal

~ 8 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation Monteverde Forest, S.A. Costa Rica 85.00 % Selina Operation Monteverde Forest S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operation Rica, S.A.'s outstanding stock; and (4) Selina Operation Costa Rica, S.A. owns 100% of Selina Operation Monteverde Forest, S.A.'s outstanding stock. San José Escazú, Distrito San Rafael, en Trejos Montealegre, Centro Corporativo El Cedral, Edificio Numero 4, Piso 3, Oficinas de Vector Legal Selina Operation Ecuador Selinaecu, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Operation Quito Selinaquito, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Explore Ecuador Selinaexplore, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Operation Tena Selinatena, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Operation Banos Selinabanos, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Operation Cuenca Selinacuenca, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Operation Montana Selinasol, S.A. Ecuador 100.00 % Not applicable La Floresta, Avenida 12 de Octubre, No. 26-48, Quito, Ecuador Selina Colombia Real Estate, S.A.S Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Bogota Real Estate, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Cartagena Real Estate, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Colombia, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Medellin, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Cartagena, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Santa Marta, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Explore Colombia, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Bogota, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Los Heroes, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Parque 93, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Villa De Leyva, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Filandia, S.A.S. Colombia 100.00 % Not applicable Calle 11, #3-43 La Candelaria, Bogota, Colombia Selina Operation Guatemala, S.A. Guatemala 100.00 % Not applicable 12 calle 1-25 zona 10, Edificio Géminis Diez, Torre Sur, Oficina 711, Guatemala Selina Operation Atitlan, S.A. Guatemala 100.00 % Not applicable 12 calle 1-25 zona 10, Edificio Géminis Diez, Torre Sur, Oficina 711, Guatemala Selina Operation Antigua, S.A. Guatemala 100.00 % Not applicable 12 calle 1-25 zona 10, Edificio Géminis Diez, Torre Sur, Oficina 711, Guatemala Selina Operation Guatemala City, S.A. Guatemala 100.00 % Not applicable 12 calle 1-25 zona 10, Edificio Géminis Diez, Torre Sur, Oficina 711, Guatemala Selina Operation Flores, S.A. Guatemala 100.00 % Not applicable 12 calle 1-25 zona 10, Edificio Géminis Diez, Torre Sur, Oficina 711, Guatemala Selina Explore Guatemala, S.A. Guatemala 100.00 % Not applicable 12 calle 1-25 zona 10, Edificio Géminis Diez, Torre Sur, Oficina 711, Guatemala Selina Hospitality Operations Jamaica Limited Jamaica 100.00 % Not applicable 48 Duke Street, Kingston CSO, Kingston, Jamaica Selina Explore Jamaica Limited Jamaica 100.00 % Not applicable 48 Duke Street, Kingston CSO, Kingston, Jamaica

~ 9 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Hospitality Operations Mexico, S.A. De C.V. Mexico 98.4 % Selina Hospitality Operations Mexico, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock represented in 1,000,000 Series A shares; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock represented in 99,000,000 Series A shares. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Cancun 1, S.A. De C.V. Mexico 98.4 % Selina Hospitality Cancun 1, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Cancun 1, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Cancun 2, S.A. De C.V. Mexico 98.4 % Selina Hospitality Cancun 2, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Cancun 2, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Playa Del Carmen, S.A. De C.V. Mexico 98.4 % Selina Hospitality Playa Del Carmen, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Playa Del Carmen, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Tulum S.A. De C.V. Mexico 98.4 % Selina Hospitality Tulum S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Tulum S.A. DeC.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico

~ 10 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Hospitality Mexico City 1, S.A. De C.V. Mexico 98.4 % Selina Hospitality Mexico City 1, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Mexico City 1, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Mexico City 2, S.A. De C.V. Mexico 98.4 % Selina Hospitality Mexico City 2, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Mexico City 2, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Guadalajara, S.A. De C.V. Mexico 98.4 % Selina Hospitality Guadalajara, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Guadalajara, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Puerto Vallarta, S.A. De C.V. Mexico 98.4 % Selina Hospitality Puerto Vallarta, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Playa Del Carmen, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico

~ 11 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Hospitality Sayulita, S.A. De C.V. Mexico 98.4 % Selina Hospitality Sayulita, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Sayulita, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Mexico Subholding Two, S.A. De C.V. Mexico 98.4 % Selina Mexico Subholding Two, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; and (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Puerto Escondido, S.A. De C.V. Mexico 98.4 % Selina Hospitality Puerto Escondido, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Puerto Escondido, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Mexico Subholding One, S.A. De C.V. Mexico 98.4 % Selina Mexico Subholding One, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Oaxaca, S.A. De C.V. Mexico 98.4 % Selina Hospitality Oaxaca, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Oaxaca, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico

~ 12 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Hospitality Merida, S.A. De C.V. Mexico 98.4 % Selina Hospitality Merida, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Merida, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Isla Mujeres, S.A. De C.V. Mexico 98.4 % Selina Hospitality Isla Mujeres, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Isla Mujeres, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality San Miguel De Allende, S.A. De C.V. Mexico 98.4 % Selina Hospitality San Miguel De Allende, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality San Miguel De Allende, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Holbox, S.A. De C.V. Mexico 98.4 % Selina Hospitality Holbox, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Holbox, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico

~ 13 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Hospitality San Cristobal De Las Casas, S.A. De C.V. Mexico 98.4 % Selina Hospitality San Cristobal De Las Casas, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality San Cristobal De Las Casas, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Hospitality Bacalar, S.A. De C.V. Mexico 98.4 % Selina Hospitality Bacalar, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Selina Hospitality Bacalar, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Personas Y Hospitalidad, S.A. De C.V. Mexico 98.4 % Personas Y Hospitalidad, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Personas Y Hospitalidad, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Explore Selina Tours, S.A. De C.V. Mexico 98.4 % Explore Selina Tours, S.A. De C.V. is a 98.4% owned subsidiary of Selina Hospitality PLC, as follows: (1) Selina Hospitality PLC owns (i) directly, 0.98% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; and (2) indirectly, through Selina Operation One (ii), S.A. (a wholly owned subsidiary of Selina Hospitality PLC), 97.42% of Selina Hospitality Operations Mexico, S.A. De C.V.’s outstanding stock; (2) Selina Hospitality Operations Mexico, S.A. De C.V. owns 100% of the outstanding stock of Selina Mexico Subholding One, S.A. De C.V.; (3) Selina Mexico Subholding One, S.A. De C.V. owns 100% of the outstanding stock of owns 100% of the outstanding stock of Selina Mexico Subholding Two, S.A. De C.V.; and (4) Selina Mexico Subholding Two, S.A. De C.V. owns 100% of the outstanding stock of Explore Selina Tours, S.A. De C.V. Calle Cazón No. 37 mz 18 lt 12 Sm 3 Cancún, Quintana Roo, Mexico Selina Operations Nicaragua, S.A. Nicaragua 85.00 % Selina Operations Nicaragua, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; (4) Selina Operations Panama Two, SA. Owns 1% of Selina Operation Nicaragua, S.A.'s outstanding stock; and (5) PCN Operations S.A. owns 99% of Selina Operations Nicaragua S.A.'s outstanding stock. Villa Fontana, Centro Financiero Invercasa III, 4to Piso, MOD 4E, Managua, Nicaragua

~ 14 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation San Juan Del Sur, S.A. Nicaragua 85.00 % Selina Operation San Juan Del Sur, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; (4) Selina Operations Panama Two, SA. Owns 1% of Selina Operation Nicaragua, S.A.'s outstanding stock; (5) PCN Operations S.A. owns 99% of Selina Operations Nicaragua S.A.'s outstanding stock; and (6) Selina Operations Nicaragua, S.A. owns 100% of Selina Operations San Juan Del Sur S.A.'s outstanding stock. Mercado Municipal 1c. al Este, Calle El Calvano, San Juan del Sur, Nicaragua Selina Operation Granada, S.A. Nicaragua 85.00 % Selina Operation Granada, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; (4) Selina Operations Panama Two, SA. Owns 1% of Selina Operation Nicaragua, S.A.'s outstanding stock; (5) PCN Operations S.A. owns 99% of Selina Operations Nicaragua S.A.'s outstanding stock; and (6) Selina Operations Nicaragua, S.A. owns 100% of Selina Operation Granada S.A.'s outstanding stock. Libertad Guest House, Calle La Libertad, Granada 43000, Nicaragua Selina Operation Maderas, S.A. Nicaragua 85.00 % Selina Operation Maderas, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; (4) Selina Operations Panama Two, SA. Owns 1% of Selina Operation Nicaragua, S.A.'s outstanding stock; (5) PCN Operations S.A. owns 99% of Selina Operations Nicaragua S.A.'s outstanding stock; and (6) Selina Operations Nicaragua, S.A. owns 100% of Selina Operation Maderas S.A.'s outstanding stock. Maderas, 700 meters from Maderas Village hostel, 700 meters from the beach, Nicaragua Selina Explore Nicaragua, S.A. Nicaragua 85.00 % Selina Explore Nicaragua, S.A. is an 85% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operation One (1), S.A.'s outstanding stock; (2) Selina Operation One (1), S.A. owns 85% of PCN Operations, S.A.'s outstanding stock; (3) PCN Operations, S.A. owns 100% of Selina Operations Panama Two, S.A.'s outstanding stock; (4) Selina Operations Panama Two, SA. Owns 1% of Selina Operation Nicaragua, S.A.'s outstanding stock; (5) PCN Operations S.A. owns 99% of Selina Operations Nicaragua S.A.'s outstanding stock; and (6) Selina Operations Nicaragua, S.A. owns 100% of Selina Explore Nicaragua S.A.'s outstanding stock. Villa Fontana, Centro Financiero Invercasa III, 4to Piso, MOD 4E, Managua, Nicaragua Selina Playa Maderas Real Estate, S.A. Nicaragua 100.00 % Not applicable Villa Fontana, Centro Financiero Invercasa III, 4to Piso, MOD 4E, Managua, Nicaragua Selina Playa Maderas JV, S.A. Panama 100.00 % Not applicable Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Selina Operations Peru, S.A.C Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Selina Operation Mancora, S.A.C. Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Turismo Costa Sur, S.A.C Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Rio Colorado, S.R.L. Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Selina Operation Huaraz, S.A.C Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Selina Operation Arequipa, S.A.C Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Selina Operation Miraflores, S.A.C Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru

~ 15 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation Cusco, S.A.C. Peru 100.00 % Not applicable Alcanfores 425 - 465, Miraflores, Lima LIMA 18, Peru Selina Operations US Corp USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Miami Operations LLC USA 80.00 % Selina Miami Operations LLC is an 80.00% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations US Corp.’s outstanding stock; and (2) Selina Operations US Corp. owns 80% of Selina Miami Operations LLC’s outstanding membership interest. 1201 Hays Street, Talahassee, Florida Selina Operation Casa Florida LLC USA 80.00 % Selina Operation Casa Florida LLC is an 80.00% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations US Corp.’s outstanding stock; (2) Selina Operations US Corp. owns 80% of Selina Miami Operations LLC’s outstanding membership interest; and (4) Selina Miami Operations LLC owns 100% of the outstanding membership interest of Selina Operation Casa Florida LLC. 1201 Hays Street, Talahassee, Florida Selina Operation Miami River LLC USA 80.00 % Selina Operation Miami River LLC is an 80.00% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations US Corp.’s outstanding stock; (2) Selina Operations US Corp. owns 80% of Selina Miami Operations LLC’s outstanding membership interest; and (4) Selina Miami Operations LLC owns 100% of the outstanding membership interest of Selina Operation Miami River LLC. 1201 Hays Street, Talahassee, Florida Selina Operation Little Havana LLC USA 80.00 % Selina Operation Little Havana LLC is an 80.00% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations US Corp.’s outstanding stock; (2) Selina Operations US Corp. owns 80% of Selina Miami Operations LLC’s outstanding membership interest; and (4) Selina Miami Operations LLC owns 100% of the outstanding membership interest of Selina Operation Little Havana LLC. 1201 Hays Street, Talahassee, Florida Selina Operation North Miami LLC USA 80.00 % Selina Operation North Miami LLC is an 80.00% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations US Corp.’s outstanding stock; (2) Selina Operations US Corp. owns 80% of Selina Miami Operations LLC’s outstanding membership interest; and (4) Selina Miami Operations LLC owns 100% of the outstanding membership interest of Selina Operation North Miami LLC. 1201 Hays Street, Talahassee, Florida Selina Operation St Petersburg LLC USA 80.00 % Selina Operation St Petersburg LLC is an 80.00% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitality PLC owns 100% of Selina Operations US Corp.’s outstanding stock; (2) Selina Operations US Corp. owns 80% of Selina Miami Operations LLC’s outstanding membership interest; and (4) Selina Miami Operations LLC owns 100% of the outstanding membership interest of Selina Operation St Petersburg LLC. 1201 Hays Street, Talahassee, Florida Selina RY Holding Inc. USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Woodstock LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Chelsea LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Big Bear LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Chicago LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation NY Ave. LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Adams Morgan LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Ski Mountain LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Fredericksburg LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation New Orleans LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Downtown New Orleans LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130

~ 16 ~ Name Country of registration or incorporation Effective interest percentage Effective interest percentage details Registered Office Address Selina Operation Ashville LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation San Diego LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Palm Springs LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Astoria Hotel LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Downtown Portland LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Campground Astoria LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Operation Philadelphia LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Explore US LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Global Services US LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina US Real Estate LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Selina Woodstock Real Estate LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 SPV 1 US LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 SPV 2 US LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 SPV 3 US LLC USA 100.00 % Not applicable Selina Miami River Hotel, 437 SW 2 Street, Miami, FL 33130 Samba Merger Sub, Inc. USA 100.00 % Not applicable 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle Selina Operations Dr, S.A. Dominican Republic 100.00 % Not applicable Ave. Winston Churchill, NO. 1099, Citi Tower, 14th Floor, Ens. Piantini Santo Domingo Selina Operation Punta Cana, S.A. Dominican Republic 100.00 % Not applicable Ave. Winston Churchill, NO. 1099, Citi Tower, 14th Floor, Ens. Piantini Santo Domingo Selina Operation Santo Domingo, S.A. Dominican Republic 100.00 % Not applicable Ave. Winston Churchill, NO. 1099, Citi Tower, 14th Floor, Ens. Piantini Santo Domingo Selina Operation Punta del Este, S.A. Uruguay 100.00 % Not applicable El Foque 759, 20100 Punta del Este, Departamento de Maldonado, Uruguay Selina Operation Uruguay, S.A. Uruguay 100.00 % Not applicable El Foque 759, 20100 Punta del Este, Departamento de Maldonado, Uruguay Valiker S.A. Uruguay 100.00 % Not applicable El Foque 759, 20100 Punta del Este, Departamento de Maldonado, Uruguay PCN Operations, S.A. Panama 75 % PCN Operations S.A. is a 75% owned subsidiary of Selina Hospitality PLC as follows: (1) Selina Hospitalityt PLC owns 100% of Selina Operation One (1)’s outstanding stock; and (2) Selina Operation One (1) S.A. owns 85% of PCN Operations S.A.’s outstanding stock. Calle 12 y Avenida B, Edif. Bola de Oro, Casco Antiguo, Ciudad de Panamá, República de Panamá. Selina Operation Morocco SARL Morocco 100.00 % Not applicable 49 RUE AHMED BARAKAT RDC N 3 MAARIF, Casablanca Selina Morocco SPV 1 SARLAU Morocco 100.00 % Not applicable 49 RUE AHMED BARAKAT RDC N 3 MAARIF, Casablanca Selina Morocco SPV 2 SARLU Morocco 100.00 % Not applicable 49 RUE AHMED BARAKAT RDC N 3 MAARIF, Casablanca Selina Morocco SPV 3 SARLU Morocco 100.00 % Not applicable 49 RUE AHMED BARAKAT RDC N 3 MAARIF, Casablanca Remote Year South Africa Pty Ltd. South Africa 100.00 % Not applicable Watershed, 17 Dock Road, Victoria and Alfred Waterfront, Cape Town, 8002

~ 17 ~ As of December 31, 2022, the following were associate undertakings of the Group: Name Country of registration or incorporation Effective interest percentage Registered Office Address Selina Real Estate 1, S.A.1 Panama 30.00% Calle 12 y Avenida B, Edificio Bola de Oro, Casco Antiguo, Ciudad de Panama, República de Panama Leo Riders Limited Gibraltar 40.00% 57/63 Line Wall Road, Gibraltar GX11 1AA Tze'elim Tourism Guest Rooms - Agricultural Cooperative Society Ltd. Israel 35.00% Kibbutz Tze'elim, Be'er Sheva 85520, Israel Mantra by Selina Ltd. Israel 50.01% Of 12 Masalawati Brothers St., Tel Aviv, Israel 1 This entity no longer owns the assets it was incorporated to hold. Therefore, it is currently in the process of liquidation. .